CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

In connection with the Report on Form N-CSR for Hilliard Lyons Research Trust ("the Registrant") for the period ended December 31, 2004 (the "Report"), I, James M. Rogers, President & Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 6, 2005                   /s/ James M. Rogers
     --------------------       ------------------------------------------
                                James M. Rogers, President & Chief
                                Executive Officer
                                (principal executive officer)


In connection with the Report on Form N-CSR for Hilliard Lyons Research Trust ("the Registrant") for the period ended December 31, 2004 (the "Report"), I, Joel Weiss, Treasurer & Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 2, 2005                   /s/ Joel Weiss
     --------------------       ------------------------------------------
                                Joel Weiss, Treasurer & Chief Financial
                                Officer
                                (principal financial officer)